UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2012

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On September 24, 2012, The New York Times Company, a New York corporation (the “Company”), completed the sale of the Company’s About Group, consisting of About.com, ConsumerSearch.com, CalorieCount.com and related businesses, to IAC/InterActiveCorp, a Delaware corporation (the “Purchaser”), pursuant to a stock purchase agreement (the “Agreement”) dated as of August 26, 2012, between the Company and the Purchaser.

As consideration for the acquisition of the equity of the About Group, the Purchaser paid to the Company approximately $300 million in cash, plus an adjustment in the amount equal to the net working capital of the About Group at closing.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Report on Form 8-K and is incorporated herein by reference.

The Company will record an after-tax gain on the sale in the fourth quarter of 2012. The Company estimates the net after-tax proceeds from the sale will be approximately $290 million and plans to use the proceeds for general corporate purposes.

Except for the historical information contained herein, the matters discussed in this Form 8-K are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those predicted by such forward-looking statements. These risks and uncertainties include risks detailed from time to time in the Company’s publicly filed documents, including its annual report on Form 10-K for the year ended December 25, 2011. The Company undertakes no obligations to publicly update or revise any forward looking statements whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.1 are the following unaudited pro forma condensed financial statements: unaudited pro forma balance sheet as of June 24, 2012 and unaudited pro forma statements of operations for the six months ended June 24, 2012 and June 26, 2011 and for the fiscal years ended December 25, 2011, December 26, 2010 and December 27, 2009, that reflect the sale of the About Group as a discontinued operation.

(d)	Exhibits

Exhibit Number	Description
Exhibit 2.1	Stock Purchase Agreement, dated as of August 26, 2012, between The New York Times Company and IAC/InterActiveCorp (filed as an Exhibit to the Company’s Form 8-K filed on August 29, 2012 and incorporated by reference herein)
Exhibit 99.1	Unaudited pro forma financial statement information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: September 27, 2012
	By:	/s/ Kenneth A. Richieri
Kenneth A. Richieri

Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
Exhibit 2.1	Stock Purchase Agreement, dated as of August 26, 2012, between The New York Times Company and IAC/InterActiveCorp (filed as an Exhibit to the Company’s Form 8-K filed on August 29, 2012 and incorporated by reference herein)
Exhibit 99.1	Unaudited pro forma financial statement information